Exhibit (a)(1)(ii)

MF Global Ltd.

Letter of Transmittal

to Tender 9.00% Convertible Senior Notes Due 2038

(CUSIP Nos. 55276YAA4 and G60642AA6)

(the “Notes”)

Pursuant to the Offer to Purchase dated February 24, 2009

THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MARCH 23, 2009, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”). HOLDERS MUST VALIDLY TENDER THEIR NOTES PRIOR TO THE EXPIRATION TIME TO BE ELIGIBLE TO RECEIVE THE CONSIDERATION. TENDERS OF NOTES MAY BE WITHDRAWN PRIOR TO THE EXPIRATION TIME.

The Depositary for the Offer is:

U.S. Bank National Association

By Registered or Certified Mail, Hand, Overnight Courier or

by Facsimile Transmission (for Eligible Institutions only)

U.S. Bank National Association

60 Livingston Avenue

St. Paul, MN 55107-1419

Attn: Specialized Finance Department

Phone: (800) 945-4689

Fax: (651) 495-8158

Delivery of this Letter of Transmittal (this “Letter of Transmittal”) to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery. The method of delivery of this Letter of Transmittal, Notes and all other required documents to the Depositary, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP (as defined below), is at the election and risk of Holders.

Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase dated February 24, 2009 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”) of MF Global Ltd., an exempted company incorporated under the laws of Bermuda (the “Company”).

This Letter of Transmittal is to be completed by a Holder (as defined herein) desiring to tender Notes unless such Holder is executing the tender through the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”). This Letter of Transmittal need not be completed by a Holder tendering Notes through ATOP.

For a description of certain procedures to be followed in order to tender Notes (through ATOP or otherwise), see “Procedures for Tendering and Withdrawing the Notes” in the Offer to Purchase and the instructions to this Letter of Transmittal.

TENDER OF NOTES

☐ CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH.

☐ CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Date Tendered:

List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted. This Letter of Transmittal need not be completed by Holders tendering Notes by ATOP.

DESCRIPTION OF NOTES TENDERED

9.00% Convertible Senior Notes due 2038

(CUSIP Nos. 55276YAA4 and G60642AA6)

Name(s) and Address(es) of Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

*	Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC’s ATOP procedure for transfer (see below).
**	Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered. Only Holders may validly tender their Notes pursuant to the Offer.

If not already printed above, the name(s) and address(es) of the registered Holder(s) should be printed exactly as they appear on the certificate(s) representing Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Notes.

No Offer is not being made to, nor will tenders of Notes be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of any Offer would not be in compliance of the laws of such jurisdiction.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to MF Global Ltd., an exempted company incorporated under the laws of Bermuda, upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase (collectively, the “Offer Documents”), receipt of which is hereby acknowledged, the principal amount or amounts of Notes indicated in the table above under the caption heading “Description of Notes Tendered” under the column heading “Principal Amount Tendered” within such table (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such table). The undersigned represents and warrants that the undersigned has read the Offer Documents and agrees to all of the terms and conditions herein and therein.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby:

•	sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Notes tendered hereby;

•

waives any and all other rights with respect to such Notes (including, without limitation, any existing or past defaults and their consequences in respect of such Notes and the indenture under which the Notes were issued);

•

releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future arising out of, or related to, such Notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Notes, to convert the Notes into cash or cash and common shares, to participate in any redemption or defeasance of such Notes or be entitled to any of the benefits under the indenture under which the Notes were issued; and

•

irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•

deliver certificates representing such Notes, or transfer ownership of such Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company,

•	present such Notes for transfer on the relevant security register,

•

receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Depositary will have no rights to, or control over, funds from the Company, except as agent for the tendering Holders, for the Consideration and Accrued Interest for any tendered Notes that are purchased by the Company), and

•	deliver to the Company the Letter of Transmittal, all upon the terms and subject to the conditions of the Offer.

all in accordance with the terms and conditions of the Offer as described in the Offer to Purchase.

If the undersigned is not the holder of record of the Notes (each, a “Holder”, and collectively, “Holders”) listed in the box above under the caption “Description of Notes Tendered” under the column heading “Principal Amount Tendered” or such Holder’s legal representative or attorney-in-fact (or, in the case of Notes held through DTC, the DTC participant for whose account such Notes are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to tender such Notes on behalf of the Holder thereof, and such proxy is being delivered with this Letter of Transmittal.

The undersigned acknowledges and agrees that a tender of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and an acceptance of such Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Purchase and this Letter of Transmittal.

The undersigned understands that, under certain circumstances and subject to the certain conditions specified in the Offer Documents (each of which the Company may waive), the Company may not be required to accept for payment any of the Notes tendered. Any Notes not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise listed in the box below labeled “A. Special Issuance/Delivery Instructions.”

The undersigned hereby represents and warrants and covenants that:

•	the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby;

•

when such tendered Notes are accepted for payment and paid for by the Company pursuant to the Offer, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right; and

•

the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Notes.

In consideration for the purchase of the Notes pursuant to the Offer, the undersigned hereby waives, releases, forever discharges and agrees not to sue the Company, and its former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the Offer), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against the Company as a result of or in any manner related to:

•	the undersigned’s purchase, ownership or disposition of the Notes pursuant to the Offer; and

•	any decline in the value thereof up to and including the applicable Settlement Date (and thereafter, to the extent the Holder retains Notes).

Without limiting the generality or effect of the foregoing, upon the purchase of Notes pursuant to the Offer, the Company shall obtain all rights relating to the undersigned’s ownership of Notes (including, without limitation, the right to all interest payable on the Notes) and any and all claims relating thereto.

Unless otherwise indicated herein under “A. Special Issuance/Delivery Instructions”, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned (and, in the case of Notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under “B. Special Payment Instructions”, the undersigned hereby request(s) that any checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and delivered to, the undersigned.

In the event that the “A. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the “A. Special Issuance/Delivery Instructions” box to transfer any Notes from the names of the registered Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered. The right to have Notes registered and delivered in accordance with “A. Special Issuance/Delivery Instructions” is subject to Section 2.02 of the Indenture governing the Notes, which limits such registration and delivery to DTC when the Notes are in book-entry form. In the event that the “B. Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Notes tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated, subject to provision for payment of any applicable taxes being made.

A. SPECIAL ISSUANCE/DELIVERY

INSTRUCTIONS

(See Instructions 1 and 2)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

B. SPECIAL PAYMENT

INSTRUCTIONS

(See Instructions 1, 2 and 3)

To be completed ONLY if checks are issued payable to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

Name:	Name:
(Please Print)		(Please Print)

Address:	Address:

(Zip Code)		(Zip Code)

(Tax Identification or Social Security Number)		(Tax Identification or Social Security Number)
(See Substitute Form W-9 herein)
☐ Check here to direct a credit of Notes not tendered or not accepted for purchase delivered by book-entry transfer to an account at DTC.

___________________________________________________
DTC Account No.

Number of Account Party:

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all tendering Holders except Holders executing the tender through DTC’s ATOP system.)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Notes listed in the box above labeled “Description of Notes Tendered” under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

Signature(s):

(Must be signed by the registered Holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Notes or, if the Notes are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated:

Name(s):
(Please Print)

Capacity (Full Title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

(REMEMBER TO COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

MEDALLION SIGNATURE GUARANTEE

(ONLY IF REQUIRED—SEE INSTRUCTIONS 1 AND 2)

Authorized Signature of Guarantor:

Name of Firm:

Address:

Area Code and Telephone Number:

[Place Seal Here]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificates, without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered Holders of the Notes tendered hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

Unless this Letter of Transmittal is signed by the Holder(s) of the Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes), such Notes must be endorsed or accompanied by appropriate instruments of transfer, and be accompanied by a duly completed proxy entitling the signer to tender such Notes on behalf of such Holder(s) (or such participant), and each such endorsement, instrument of transfer or proxy must be signed exactly as the name or names of the Holder(s) appear on the Notes (or as the name of such participant appears on a security position listing as the owner of such Notes); signatures on each such endorsement, Instrument of transfer or proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

2. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Notes tendered hereby are tendered by a Holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) that has not completed the box entitled “A. Special Issuance/Delivery Instructions” or the box entitled “B. Special Payment Instructions” on this Letter of Transmittal. See Instruction 1.

3. Transfer Taxes. If Notes not tendered or purchased are to be registered in the name of any persons other than the Holders, the amount of any transfer taxes (whether imposed on the Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

4. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent at its telephone number set forth on the back cover of the Offer to Purchase. A Holder may also contact the Dealer Manager at telephone number set forth on the back cover of the Offer to Purchase or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

5. Partial Tenders. Tenders of Notes will be accepted only in integral multiples of $1,000 principal amount. If less than the entire principal amount of any Note is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of Notes Tendered” above. The entire principal amount of Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered, then substitute Notes for the principal amount of Notes not tendered and purchased pursuant to the Offer will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal promptly after the delivered Notes are accepted for partial tender.

6. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks for payment of Consideration and unpaid accrued interest are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned, and checks for payment of Consideration and unpaid accrued interest will be sent, to the Holder of the Notes tendered.

7. Waiver of Conditions. The Company reserves the right, in its sole discretion, to amend or waive any or all of the conditions to the Offer.

8. Backup Withholding. U.S. INTERNAL REVENUE SERVICE CIRCULAR 230 NOTICE: TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS DOCUMENT OR ANY DOCUMENT REFERRED TO HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THEM UNDER THE U.S. INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN FOR USE IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Federal income tax law imposes “backup withholding” unless a surrendering U.S. holder, and, if applicable, each other payee, has provided such holder’s or payee’s correct taxpayer identification number (“TIN”) which, in the case of a holder or payee who is an individual, is his or her social security number, and certain other information, or otherwise establishes a basis for exemption from backup withholding. Completion of the attached Substitute Form W-9 should be used for this purpose. If the Depositary is not provided with the correct TIN, the holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”). Exempt holders and payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements, provided that they properly demonstrate their eligibility for exemption. Exempt U.S. holders should furnish their TIN, check the exemption in Part 2 of the attached Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. In order for a non-U.S. holder to qualify as an exempt recipient, that non-U.S. holder should submit the appropriate IRS Form W-8 (which is available from the Depositary) signed under penalties of perjury, attesting to that non-U.S. holder’s foreign status. A non-U.S. holder’s failure to submit the appropriate Form W-8 may require the Depositary to backup withhold 28% on any payments made pursuant to the Offer.

Failure to complete the Substitute Form W-9 may require the Depositary to backup withhold at 28% (or such other rate specified by the Internal Revenue Code of 1986, as amended (the “Code”)) of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the IRS on a timely basis.

A U.S. holder (or other payee) should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” if such U.S. holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Depositary is not provided with a TIN by the time of payment, the Depositary may backup withhold 28% on payments made pursuant to the Offer. A U.S. holder who writes “Applied For” in the space in Part 1 in lieu of furnishing his or her TIN should furnish the Depositary with such holder’s TIN as soon as it is received.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if the Notes are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of Notes pursuant to the procedures described in the Offer to Purchase and this Letter of Transmittal and the form and validity of all documents will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of or payment for which may, upon the advice of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Notes. The Company’s interpretation of the terms and conditions of the Offer (including, without limitation, the instructions in the Letter of Transmittal) will be final and binding. The Company is not obligated and does not intend to accept any alternative, conditional or contingent tenders. Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company or any of its affiliates or assigns, the Depositary, the Information Agent, the Dealer Manager or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to a Holder for failure to give such notification. Tenders of Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Depositary that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as promptly as practical following the Expiration Time.

10. Mutilated, Lost, Stolen or Destroyed Certificates for Notes. Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should contact the Depositary at the address or telephone number set forth on the back cover of this Letter of Transmittal to receive information about the procedures for obtaining replacement certificates for Notes.

PAYER’S NAME: U.S. Bank National Association

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name (as shown on your income tax return)

Business Name, if different from above

Check appropriate box:
☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other
Address

City, state, and ZIP code

Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”
Social Security Number OR
Employer Identification Number
PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding ☐

PART 3 — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE	DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature                                                                                                    Date                         , 2009

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer – Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Code.

For this type of account:		GIVE THE NAME AND SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of —	For this type of account:		GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER of —
1.	Individual	The individual	7.	A valid trust, estate, or pension trust	Legal entity (4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	8.	Corporation or LLC electing corporate status on Form 8832	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1) The actual owner (1)	10.	Partnership or multi-member LLC	The partnership or LLC

	b. So-called trust account that is not a legal or valid trust under state law		11.	A broker or registered nominee	The broker or nominee

5.	Sole proprietorship or single-owner LLC	The owner (3)	12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

6.	Disregarded entity not owned by an individual	The owner

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the Internal Revenue Service (the “IRS”) must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

In order to tender, a Holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for Notes and any other required documents to the Depositary at the address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.

The Depositary for the Offer is:

U.S. BANK NATIONAL ASSOCIATION

60 Livingston Avenue

St. Paul, MN 55107-1419

Attn: Specialized Finance Department

Phone: (800) 945-4689

Fax: (651) 495-8158

Any questions or requests for assistance may be directed to the Dealer Manager at the address and telephone numbers set forth below. Additional copies of the Offer to Purchase or this Letter of Transmittal may be obtained from the Information Agent at the address, email address or telephone numbers set forth below. A Holder may also contact such Holder’s broker, dealer, custodian bank, depository, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

199 Water Street, 26th Floor

New York, NY 10038-3560

Banks and Brokers Call (212) 440-9800

All Others Call Toll Free (866) 828-4304

The Dealer Manager for the Offer is:

J.P. Morgan

383 Madison Avenue, 4th Floor

New York, NY 10179

Telephone: (800) 261-5767 (toll free)